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                                                                   Exhibit 10.57

                                                                [CONFORMED COPY]


                               AMENDMENT NO. 2 TO
                     RECEIVABLES PURCHASE AND SALE AGREEMENT
                                       AND
                             AMENDMENT NO. 1 TO AND
                    CONSENT UNDER REVOLVING CREDIT AGREEMENT


         AMENDMENT AND CONSENT dated as of March 1, 1998 to (i) the Receivables Purchase and Sale Agreement dated as of October 12, 1994, as amended by Amendment No. 1 thereto dated as of May 2, 1995 (the "Receivables Purchase Agreement"), among The LTV Corporation ("LTV"), the Sellers named therein (the "Sellers"), LTV Steel Company, Inc. ("LTV Steel"), as Servicer, and LTV Sales Finance Company ("Sales Finance"), as Purchaser, and (ii) the Revolving Credit Agreement (the "Revolving Credit Agreement," and together with the Receivables Agreement, the "Principal Agreements") dated as of October 12, 1994 among Sales Finance, the financial institutions parties thereto as Banks, the Issuing Banks referred to therein and Bankers Trust Company, as Collateral Agent and Facility Agent.

                                      W I T N E S S E T H :

         WHEREAS, LTV Steel is the sole member of LTV Steel Products, LLC, a Delaware limited liability company ("Steel Products") formed for the purpose of purchasing all of the inventory of LTV Steel and certain of its affiliates pursuant to an inventory securitization facility (the "Inventory Facility") and engaging in other activities incidental thereto;

         WHEREAS, LTV desires to designate Steel Products as an additional "Seller" under the Receivables Purchase Agreement with respect to the accounts receivable created from the sale by or on behalf of Steel Products of its inventory to third parties; and

         WHEREAS, the parties hereto desire to (i) amend the Principal Agreements to reflect the establishment of the Inventory Facility; (ii) amend the Receivables Purchase Agreement to permit entities other than corporations, including Steel Products, to be "Sellers" under the Receivables Purchase Agreement and (iii) consent to the addition of Steel Products as a "Seller" under the Receivables Purchase Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:





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         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Receivables Purchase Agreement or, if not defined therein, in the Revolving Credit Agreement, has the meaning assigned to such term in the applicable Principal Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the each of the Principal Agreements shall, after this Amendment and Consent becomes effective, refer to such Principal Agreement as amended hereby.

         SECTION 2.  Amendments to Receivables Purchase Agreement.

          (a) AMENDMENT OF SECTION 2.06. The first sentence in Section 2.06 of the Receivables Purchase Agreement is amended by (i) replacing the phrase "incorporated in" with "organized in" and (ii) adding the phrase "or other ownership interests" after "outstanding stock".

          (b) AMENDMENTS TO SECTION 3.01. (i) Section 3.01(a) of the Receivables Purchase Agreement is amended by replacing (x) the phrase "a corporation duly incorporated," with "duly organized," and (y) the phrase "state of incorporation" with "state of organization".

                  (ii) Section 3.01(b) of the Receivables Purchase Agreement is amended by replacing each reference to "corporate" with "organizational".

                  (iii) Section 3.01(e) of the Receivables Purchase Agreement is amended by inserting the following phrase at the end of the last sentence: "or filed against the proceeds of the inventory which is subject to the Inventory Facility"

          (c) AMENDMENTS TO ARTICLE IV. (i) Section 4.01(b) of the Receivables Purchase Agreement is amended by replacing (x) each reference to "corporate" with "organizational", (y) the word "incorporation" with "organization" and (z) the word "corporation" with "corporation or other organization".

                  (ii) Section 4.01(o) of the Receivables Purchase Agreement is amended by adding the phrase "or other ownership interests" after "outstanding stock".

                  (iii) Section 4.03(e) of Receivables Purchase Agreement is amended by (i) changing the heading to "Change in Legal Name" and (ii) replacing the phrase "corporate name" with "legal name".



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         (iv) Section 4.04(d) of the Receivables Purchase Agreement is amended by adding the phrase "or other ownership interests" after "outstanding stock".

         SECTION 3. Amendments to Annex I of the Principal Agreements. Annex I of each of the Principal Agreements is amended as follows:

                  (i) The definitions of "Inventory Pledge Agreement" and "Inventory Security Agreement" are deleted.

                  (ii) (x) Clause (p) of the definition of "Liquidation Event" is amended and restated to read as follows:

                  (p) Under the terms of the Trust Agreement regarding the release of the claims of the Collateral Agent thereunder (and as defined therein) to proceeds of Purchased Inventory (as defined therein), such release shall cease to be effective with respect to any such proceeds of Purchased Inventory or the Collateral Agent thereunder shall have given a Release Termination Notice (as defined therein); or such release terms, clause 8.04 (b)(i) of the Trust Agreement or the definition of Purchased Inventory (or any related definition) as provided therein shall be amended, modified or waived in any respect without the prior written consent of all Banks.

                  (y) Clause (q) of the definition of "Liquidation Event" is amended and restated to read as follows:

                  (q) Any foreclosure or similar proceedings in respect of Permitted Liens on the Intercompany Notes shall have been commenced; title to any Intercompany Note shall pass to the holders of such Permitted Liens; or any Seller or LTV shall take corporate action acquiescing in any of the foregoing.

                  (iii) The definition of "Permitted Liens" is amended by deleting the phrase "and the capital stock of Sales Finance" in clause
         (vii).

                  (iv) The following definition is added to Annex I in the appropriate alphabetical order:

                  "Note Purchase and Agreement" shall mean the Note Purchase and Letter of Credit Agreement dated as of February 26, 1998 among LTV Steel, as a party and as agent for certain affiliates, various financial institutions, Chase Securities Inc., as Placement Agent,

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                  The Chase Manhattan Bank, as Administrative Agent and as
                  Collateral Agent.

                  "Trust Agreement" shall mean the Trust Agreement dated as of March 1, 1998 among LTV Steel Products, LLC, as Issuer, and The Chase Manhattan Bank, as Collateral Agent, as amended and supplemented from time to time.

         SECTION 4. Approval of Steel Products as a Seller. By their execution hereof, the Required Banks shall have evidenced their approval of the proposed addition of Steel Products as a Seller under the Receivables Purchase Agreement, as amended hereby, subject to the satisfaction of the other conditions precedent to such addition pursuant to Section 2.06 of the Receivables Purchase Agreement, as amended hereby.

         SECTION 5. No Petition. (a) Each of Sales Finance, the Facility Agent and the Collateral Agent (on behalf of itself and the Banks) hereby agrees that it will not institute against, or join any other Person (as defined in the Trust Agreement) in instituting against, Steel Products any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law (each, an "Insolvency Proceeding"), for at least one year and one day following the termination of the Note Purchase Agreement and payment in full of all amounts due and owing to the Note Purchasers and Lenders thereunder.

         SECTION 6. Governing Law. This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment and Consent may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment and Consent shall become effective as of the date hereof when Sales Finance shall have executed this Amendment and Consent and received from each of the Sellers and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Sales Finance) that such party has signed a counterpart hereof; provided Section 3 hereof shall not be effective until the "Effective Date" under (and as defined in) the agreements relating to the Inventory Facility. Sales Finance shall give concurrent notice of this Amendment and Consent to the Rating Agency.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Consent to be duly executed as of the date first above written.


                              LTV STEEL COMPANY, INC.


                              By:    /s/  JOHN C. SKUREK
                                -------------------------------------------
                                    Title:   Vice President and Treasurer


                              GEORGIA TUBING CORPORATION


                              By:    /s/ JOHN C. SKUREK
                                -------------------------------------------
                                    Title:   Vice President and Treasurer


                              LTV SALES FINANCE COMPANY


                              By:    /s/ JOHN C. SKUREK
                                -------------------------------------------
                                    Title:   Vice President and Treasurer





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CONSENTED TO:

BANKERS TRUST COMPANY


By:    /s/ BRUCE W. ADDISON
   -------------------------------------
      Title:   Vice President


ABBEY NATIONAL TREASURY
      SERVICES PLC


By:    /s/ SCOTT MCMUNN
   -------------------------------------
      Title:   Asset Backed Securities


CREDIT AGRICOLE INDOSUEZ


By:    /s/ KATHERINE L. ABBOTT
   -------------------------------------
      Title:   First Vice President


By:    /s/ DAVID BOUHL
   -------------------------------------
      Title:   First Vice President
               Head of Corporate Banking
               Chicago



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